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                                                                   Exhibit 99(a)



                                7,500,000 Shares

                       ELECTRONIC DATA SYSTEMS CORPORATION

                            (a Delaware corporation)

                                  Common Stock

                           (Par Value $0.01 Per Share)

                               PURCHASE AGREEMENT
                               ------------------

                                                                October 30, 2000

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

                  Electronic Data Systems Corporation, a Delaware corporation (the "Company"), and United States Trust Company of New York (the "Trustee"), as trustee of the General Motors Special Hourly Employees Pension Trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Hourly Plan"), for the account and on behalf of the Hourly Plan (the "Selling Stockholder"), confirm their respective agreements with Goldman, Sachs & Co. (the "Underwriters"), with respect to the sale by the Selling Stockholder of the aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), and the purchase by the Underwriters of the number of shares of Common Stock set forth opposite their name in Schedule A to the Pricing Agreement (as hereinafter defined) (the "Securities"), except as may otherwise be provided in the Pricing Agreement.

                  This Agreement shall apply with respect to one or more offerings of Securities, each of which shall be governed by a separate Pricing Agreement. Prior to each purchase and public offering of Securities by the Underwriters, the Selling Stockholder and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (each, a "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication among the Selling Stockholder and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto, including Schedule A thereto. Each offering of Securities will be governed by this Agreement, as supplemented by the Pricing Agreement applicable to such offering. From and after the date of the execution and delivery of a

Pricing Agreement, this Agreement shall be deemed to incorporate that Pricing Agreement with respect to such offering. The date of the applicable Pricing Agreement is referred to as the "Representation Date."

                  The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-50971 and 333-84675), including a prospectus, for the registration of securities (including the Securities) under the Securities Act of 1933, as amended (the "1933 Act"), which have been declared effective by the Commission, and shall promptly hereafter file with or transmit for filing to the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Securities pursuant to Rule 424 under the Securities Act. Such registration statements (as amended, if applicable) and the prospectus constituting part of the registration statement which relates to the Securities (including the information contained in a prospectus supplement filed pursuant to Rule 424(b)(2) and (5) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and all documents, if any, incorporated by reference thereafter), as from time to time amended or supplemented pursuant to the 1933 Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised base prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective or if any revised supplemental prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the supplemental prospectus on file at the Commission (whether or not such revised base or supplemental prospectus is required to be or is filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. Any Registration Statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

                                       I.

                  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriters and the Underwriters agree to purchase from the Selling Stockholder, at the price per share set forth in the Pricing Agreement, the number of Securities set forth in Schedule A to the Pricing Agreement opposite the name of the Underwriters.

                                       II.

                  The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Securities upon the terms set forth in the Prospectus as soon as the Underwriters deem advisable after the Pricing Agreement has been executed and delivered.

                  In accordance with the Selling Stockholder's obligations to the Company under Section 3(g) of that certain Registration Rights Agreement, dated March 12, 1995, between General Motors Corporation ("GM") and the Selling Stockholder, as succeeded to by the Company pursuant to that certain Succession Agreement, dated June 7, 1996, between GM and the Company, the Underwriters covenant that they will use their reasonable best efforts (i) to effect a broad public distribution of the Securities and (ii) not to sell to any one Person (or group of related Persons acting pursuant to a plan or arrangement) (whether such Person (or group of related Persons acting pursuant to a plan or arrangement) is buying for its own account or as a fiduciary on behalf of one or more accounts) if (A) such sale is of Securities constituting more than 2% of the Common Stock outstanding as of the date hereof or (B) such Person (or group of related Persons acting pursuant to a plan or arrangement) is a 5% Person, or, at any time prior to the time of such sale, has been designated in a written list provided by GM to the Underwriters as, to the reasonable belief of GM, beneficially owning (as defined in Rule 13d-3 ("Rule 13d-3") of the Securities Exchange Act of 1934, as amended (the "1934 Act")) 2% or more of the total voting power or total value of the Common Stock then outstanding. As used herein, the term "5% Person" shall mean any Person (or group of related Persons acting pursuant to a plan or arrangement) that, directly or indirectly, beneficially owns (as defined in Rule 13d-3) shares of Common Stock that constitute 5% or more of the total voting power or total value of the Common Stock then outstanding. As used herein, the term "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                                      III.

                  Payment of the purchase price for, and delivery of certificates for, or evidence of book-entry transfer of, the Securities shall be made at the offices of Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas, or at such other place as shall be agreed upon by the Underwriters, the Company and the Selling Stockholder, at 9:00 a.m. (Central time) on a date no later than the fourth business day following the Representation Date, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters, the Company and the Selling Stockholder (each such time and date of payment and delivery being herein called a "Closing Time"). The Selling Stockholder shall not be obligated to deliver any of the Securities to be delivered at Closing Time except upon payment for all the Securities to be purchased at such time or on such date as provided herein.

                  Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Selling Stockholder, against delivery to the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day before Closing Time. The certificates for the Securities will be made available for examination and packaging by the Underwriters not later than 10:00 a.m. (Eastern time) on the last business day prior to Closing Time.

                                       IV.

                  The obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change, or development involving in the current reasonable view of the Company's management a prospective material adverse change, in the condition of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement; and you shall have received, at Closing Time, a certificate of an officer of the Company (acting on behalf of the Company and without personal liability), dated the Closing Time, to the foregoing effect. Such certificate will also provide that the representations and warranties of the Company contained herein are true and correct as of the Closing Time. The officer may rely upon the best of his knowledge in making such certification. You shall also have received, at Closing Time, a certificate of an authorized agent of the Selling Stockholder (acting on behalf of the Selling Stockholder and without personal liability), dated the Closing Time, providing that the representations and warranties of the Selling Stockholder contained herein are true and correct as of the Closing Time; such authorized agent may rely upon the best of his knowledge in making such certification.

                  (b) You shall have received the favorable opinion, dated as of the Closing Time, of D. Gilbert Friedlander, General Counsel of the Company, to the effect that:

                        (i) the Company is a corporation validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so qualified or in good standing would not have a materially adverse effect on the financial position of the Company and its subsidiaries taken as a whole;

                        (ii) the authorized, issued and outstanding capital stock of the Company conforms as to legal matters to the description thereof incorporated by reference in the Prospectus;

                         (iii) the outstanding shares of Common Stock, including
                  without limitation the Securities sold by the Selling Stockholder hereunder, have been duly authorized and validly issued and are fully paid and nonassessable;

                         (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                         (v) the execution, delivery and performance of this Agreement will not contravene any provision of applicable law or the Restated Certificate of
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                  Incorporation or the Amended and Restated Bylaws of the
                  Company or any agreement or other instrument known to such counsel and binding upon the Company, and no consent, approval or authorization of any governmental body or agency is required for the performance of this Agreement other than the registration of the Securities under the 1933 Act and compliance with the securities or Blue Sky Laws of various foreign and state jurisdictions (as to which no opinion is expressed);

                         (vi) the statements under the heading "Services for General Motors" incorporated by reference in the Prospectus (as such disclosure has been updated or superseded by documents subsequently filed by the Company with the Commission pursuant to the 1934 Act, which documents are incorporated by reference in the Prospectus), the description of the capital stock of the Company incorporated by reference in the Prospectus, and the statements in the Prospectus under the headings "Underwriters" and "Plan of Distribution," insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize the information called for with respect to such legal matters and documents; and

                         (vii) after due inquiry, such counsel does not know
                  of any legal or governmental proceeding or investigation pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company is subject which is required to be described in the Registration Statement or the Prospectus and is not so described or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                  (c) You shall have received the favorable opinion, dated as of the Closing Time, of Vinson & Elkins L.L.P., counsel for the Underwriters, covering the matters referred to in (ii) (as to the number and class of authorized capital stock only), (iv) and (vi) (as to the description of capital stock and "Underwriters" only) in (b) above.

                  (d) You shall have received the favorable opinion, dated as of the Closing Time, of Jones, Day, Reavis & Pogue, counsel for the Trustee, to the effect that:

                         (i) the Trustee has been appointed by the named fiduciary of the Selling Stockholder (the "Named Fiduciary") (as determined in accordance with Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), to manage the Securities held by the Selling Stockholder and to exercise all rights, powers and privileges appurtenant to such Securities (subject to the authority of the Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such Securities);

                         (ii) the Trustee has full power and authority to
                  execute and deliver this Agreement for the account and on behalf of the Selling Stockholder and to so bind the Selling Stockholder; and

                         (iii) upon the payment for the Securities as herein
                  contemplated, the Underwriters shall acquire a security entitlement (as that term is defined in the Uniform Commercial Code as in effect in the State of New York (the "NYUCC")) with respect to the Securities free and clear of any action based on an adverse claim (as that term is defined under the NYUCC) to the Securities, provided that the Underwriters do not have notice of any adverse claim (within the meaning of Section 8-105 of the NYUCC).

                  (e) Each counsel referred to in (b) and (c) above shall additionally state that, based upon the participation of such counsel in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including, with respect to counsel referred to in (c) above, documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement, at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such counsel need not make such statement with respect to the financial statements and supporting schedules and other financial information contained or incorporated by reference into or omitted from the Registration Statement and the Prospectus.

                  (f) You shall have received at the Closing Time a letter dated as of the Closing Time, in form and substance satisfactory to you, from KPMG LLP, independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the historical financial statements and certain historical financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                  (g) At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and your counsel.

                  If any condition specified in this Article shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company and the

Selling Stockholder at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Article VIII.

                                       V.

                  In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                  (a) To furnish you, without charge, one copy of the Registration Statement as filed with the Commission (including exhibits thereto and documents incorporated therein by reference) and to the Selling Stockholder a copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and, during the period mentioned in paragraph (c), any supplements and amendments thereto as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the 1934 Act, which are deemed to be incorporated by reference in the Prospectus.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you and the Selling Stockholder (or their respective counsel) a copy of each such proposed amendment or supplement, unless otherwise directed by you or the Selling Stockholder.

                  (c) If, during such period after the first date of the public offering of the Securities as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection therewith.

                  (e) To make generally available to the Company's security holders as soon as practicable an earnings statement covering the twelve month period ending December 31, 2001, which shall satisfy the provisions of Section 11(a) of the 1933 Act and the 1933 Act Regulations.

                                       VI.

          The Company represents and warrants to the Underwriters and the Selling Stockholder that (i) this Agreement has been duly authorized, executed and delivered by the Company, (ii) each document filed or to be filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the rules and regulations of the Commission thereunder, (iii) each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations, and (iv) the Registration Statement and Prospectus complied on the date the Registration Statement became effective, and will comply on each Representation Date, in all material respects with the 1933 Act and the 1933 Act Regulations and, as of such dates did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus or any preliminary Prospectus based upon information furnished to the Company in writing by the Selling Stockholder or by the Underwriters through you expressly for use therein.

          The Selling Stockholder represents and warrants to the Company and the Underwriters that (i) this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Selling Stockholder, (ii) the Selling Stockholder has good and marketable title to the Securities to be sold by the Selling Stockholder hereunder and full power, right and authority to sell the Securities, and upon the delivery of and payment for the Securities as herein contemplated, the Underwriters will receive good and marketable title to the Securities purchased by them from the Selling Stockholder, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity, (iii) any written information furnished to the Company by the Selling Stockholder for use in the Registration Statement, the Prospectus, any amendments or supplements thereto, or any preliminary Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and (iv) the Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

          The Trustee represents and warrants to the Company and the Underwriters that (i) the Trustee has been appointed by the Named Fiduciary (as determined in accordance with Section 402(a) of ERISA) to manage the Securities held by the Selling Stockholder as described herein and to exercise all rights, powers and privileges appurtenant to such Securities (subject to the authority of the Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such Securities); and (ii) the Trustee has full power and authority to execute and deliver this Agreement for the account and on behalf of the Selling Stockholder and to so bind the Selling Stockholder.

          The Company agrees to indemnify and hold harmless the Underwriters, the directors, partners and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against (i) any and all losses, claims, damages, liabilities and reasonable expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any and all losses, claims, damages, liabilities and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that any such settlement is effected with the written consent of the Company, and (iii) any and all expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Goldman, Sachs & Co.), reasonably incurred in investigating, preparing and defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under the preceding clauses (i) or (ii), promptly after receipt of adequate documentation relating thereto; provided, however, that this indemnity shall not apply to any such losses, claims, damages, liabilities or expenses arising out of any such untrue statement or omission or alleged untrue statement or omission that is based upon information furnished to the Company in writing by the Underwriters expressly for use therein; and provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriters from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased Securities, or any person controlling the Underwriters, if it shall be established that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, and if the Company had previously furnished copies thereof to the Underwriters in the quantities reasonably requested by the Underwriters. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          The Selling Stockholder agrees, to the extent permitted under applicable law, to indemnify and hold harmless the Underwriters, their directors, partners and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with reference to information furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. No claim against the assets of the Selling Stockholder shall be created by this paragraph, except as and to the extent permitted by applicable law.

          The Underwriters agree to indemnify and hold harmless the Company, its directors, each of its officers who sign the Registration Statement, the Selling Stockholder, its trustees (including the Trustee) and directors and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with reference to information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; provided, however, that the omission so to notify the indemnifying party shall not relieve the indemnifying party of any liability which it may have to such indemnified party except to the extent that the indemnifying party was materially prejudiced by such failure to notify and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have agreed in writing to pay such fees and expenses, (ii) the indemnifying party shall have failed to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred after receipt of adequate documentation thereof. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Goldman, Sachs & Co. In the case of any such separate firm for the Selling Stockholder and such control persons of the Selling Stockholder, such firm shall be designated in writing by the Named Fiduciary. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution could be sought under this
Article VI (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement.

          If the indemnification provided for in the fourth, fifth or sixth paragraph of this Article VI is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VI were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VI, the aggregate contribution of the Selling Stockholder under this Article VI, will not exceed the proceeds received by the Selling Stockholder from the Securities sold by it and the Selling Stockholder shall not be required to contribute under this Article VI in respect of any costs, expenses, losses, damages or other liabilities unless the same arise with reference to any information furnished to the Company in writing by the Trustee acting on behalf of the Selling Stockholder expressly for use in the Registration Statement. Notwithstanding the provisions of this Article VI, the Underwriters shall not be required to contribute any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party contributing pursuant to this Article VI shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent such contributing party agrees to contribute to that amount paid or payable by the indemnified party as a result of any loss or liability by reason of such settlement.

          As between the Company and the Selling Stockholder on the one hand and the Underwriters on the other, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters (but excluding any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters), (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under U.S. state securities or blue sky laws and foreign securities laws in accordance with the provisions hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Memorandum and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Memorandum and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, and (ix) the filing fees incident to the review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities. This paragraph does not supersede any agreement between the Company and the Selling Stockholder with respect to the allocation between them of any such expenses. The Selling Stockholder will pay all stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters.

          The representations, warranties and agreements in this Article VI shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Company, its officers and directors or any other person controlling the Company and (iii) acceptance of any payment for any of the Securities.

                                      VII.

          This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company and the Selling Stockholder, if prior to the Closing Time (i) there has been, since the Representation Time or since the respective dates as of which information is given in the Prospectus, any material adverse change or any development involving a prospective material adverse change in the condition of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of Securities, (ii) trading in securities generally or trading in the Common Stock on the New York Stock Exchange or the London Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of such exchanges or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (iii) a general moratorium on commercial banking activities in New York or London shall have been declared by either Federal, New York State or British authorities, as applicable, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity the effect of which on the financial markets of the United States or London is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities.

                                      VIII.

          This Agreement shall become effective with respect to an offering when you and the Selling Stockholder shall have agreed upon the purchase price of the Securities and shall have executed and delivered a Pricing Agreement. If the purchase price of the Securities shall not have been agreed upon or a Pricing Agreement shall not have been executed and delivered by all parties thereto prior to 5:00 p.m., New York Time, on the seventh full business day after the date hereof, this Agreement shall thereupon terminate without liability on the part of the Underwriters, the Company or the Selling Stockholder, except as set forth herein.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement to be complied with or fulfilled by the Company or the Selling Stockholder, or if for any reason the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement, the party who failed or refused to comply or fulfill any such condition will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder; provided, that the provisions of Article VI shall survive such termination.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Each of the Underwriters, the Company, and the Selling Stockholder agree to accept delivery of facsimile, counterpart signature pages of this Agreement and the Pricing Agreement to establish the respective execution and delivery of this Agreement and the Pricing Agreement. When facsimile signature pages are used, the person executing and delivering this Agreement or the Pricing Agreement by facsimile signature pages agrees to provide a manually-signed signature page to this Agreement or the Pricing Agreement, as appropriate, to the other persons party to such agreement as soon as is reasonably practicable following use of facsimile signature pages, but failure to do so shall not impair the enforceability of this Agreement or the Pricing Agreement against that person.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 [Remainder of page intentionally left blank.]

                                    Very truly yours,

                                    ELECTRONIC DATA SYSTEMS CORPORATION


                                    By:  /s/ D. Gilbert Friedlander
                                       -------------------------------------
                                             D. Gilbert Friedlander
                                             Senior Vice President

                                    GENERAL MOTORS HOURLY-RATE
                                    EMPLOYEES PENSION PLAN

                                    By: United States Trust Company of New York,
                                        as Trustee


                                    By: /s/ Norman P. Goldberg
                                       -------------------------------------
                                    Name:    Norman P. Goldberg
                                         -----------------------------------
                                    Title:   Authorized Agent
                                          ----------------------------------


CONFIRMED AND ACCEPTED,
as of the date first above written

GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
   -----------------------------------------
    (Goldman, Sachs & Co.)


                      [Signature Page - Pricing Agreement]

                                    EXHIBIT A
                                    ---------

                                7,500,000 Shares

                       ELECTRONIC DATA SYSTEMS CORPORATION

                            (a Delaware corporation)

                                  Common Stock

                           (Par Value $0.01 Per Share)

                                PRICING AGREEMENT
                                -----------------

                                                                October 30, 2000
GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Reference is made to the Purchase Agreement, dated October 30, 2000 (the "Purchase Agreement"), relating to the purchase by the Underwriters named in Schedule A hereto (the "Underwriters") of the above shares of Common Stock of Electronic Data Systems Corporation (the "Company"). This Pricing Agreement is entered into pursuant to the Purchase Agreement and relates to the purchase and public offering by the Underwriters of the number of Securities set forth above (the "Securities").

         Pursuant to Article I of the Purchase Agreement, the Selling Stockholder agrees with the Underwriters that the purchase price per share for the Securities to be paid by the Underwriters shall be $46.675.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Selling Stockholder a counterpart hereof (with a copy to the Company), whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Selling Stockholder in accordance with its terms.

                                  GENERAL MOTORS HOURLY-RATE
                                  EMPLOYEES PENSION PLAN

                                  By: United States Trust Company of New York,
                                      as Trustee


                                  By:  /s/ Norman P. Goldberg
                                     -----------------------------------------
                                  Name:    Norman P. Goldberg
                                       ---------------------------------------
                                  Title:   Authorized Agent
                                        --------------------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written

GOLDMAN, SACHS & CO.

By: /s/ Goldman, Sachs & Co.
   -------------------------------
    (Goldman, Sachs & Co.)


                     [Signature Page - Purchase Agreement]

                                   SCHEDULE A
                                   ----------

     ------------------------------------------------------------------------
                                                           Number of
                    Name of Underwriter                    Securities
               -----------------------------         -----------------------
     ------------------------------------------------------------------------
     Goldman, Sachs & Co.                                  7,500,000
     ------------------------------------------------------------------------

              Total                                        7,500,000
     ------------------------------------------------------------------------